UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2010

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam, Suite 2100, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 860-2500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

___  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

___  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

Item 8.01.  Other Items.

We are filing the audited balance sheet of Genesis Energy, LLC as of December 31, 2009, which is included as Exhibit 99.1 to this current report.  Genesis Energy, LLC is the general partner of Genesis Energy, L.P.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit.

23.1	Consent of Independent Auditors

99.1	Genesis Energy, LLC Audited Balance Sheet as of December 31, 2009 and Independent Auditors’ Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENESIS ENERGY, L.P. (A Delaware Limited Partnership)
	By:	GENESIS ENERGY, LLC, as General Partner
Date: February 26, 2010	By:	/s/ Robert V. Deere
Robert V. Deere Chief Financial Officer